UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2013

MOD-PAC Corp.
(Exact name of registrant as specified in its charter)

New York	000-50063	16-0957153

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Elmwood Avenue, Buffalo, New York	14207

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 873-0640

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Item 8.01 Other Events

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of MOD-PAC Corp. (the “Company”), amends the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2013 (the “Original Report”), to include a revised Exhibit 99.1 This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1*	First Amendment to Agreement and Plan of Merger by and among the Company, Rosalia Capital LLC and Mandan Acquisition Corp. dated as of September 3, 2013

10.1*	Debt Commitment Amendment Letter between M&T Bank and Mandan Acquisition Company dated September 3, 2013

99.1**	Proxy Statement Supplement

* Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 9, 2013.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2013

MOD-PAC Corporation

By: /s/David B. Lupp
Name: David B. Lupp
Title: Chief Operating Officer and
Chief Financial Officer